UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2018

UNITED NATURAL FOODS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21531	05-0376157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI	02908
(Address of principal executive offices)	(Zip Code)

(401) 528-8634

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01      Completion of Acquisition or Disposition of Assets.

On October 22, 2018, United Natural Foods, Inc. (“UNFI”), completed the previously announced acquisition contemplated by that certain Agreement and Plan of Merger, as amended, (the “Merger Agreement”) by and among UNFI, SUPERVALU INC. (“SUPERVALU”), SUPERVALU Enterprises, Inc. and Jedi Merger Sub, Inc., a wholly owned subsidiary of UNFI (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with SUPERVALU, with SUPERVALU continuing as the surviving corporation and a wholly owned subsidiary of UNFI (the “Acquisition”).

At the effective time of the Acquisition (the “Effective Time”), each share of SUPERVALU common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (other than shares held by SUPERVALU as treasury stock, shares held by UNFI or Merger Sub immediately prior to the Effective Time or shares for which a proper demand for appraisal under Section 262 of the Delaware General Corporation Law was made) was cancelled and converted into the right to receive a cash payment equal to $32.50 per share, without interest.

The total aggregate consideration payable in the Acquisition was approximately $1.35 billion, not including related transaction fees and expenses.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement as filed as Exhibit 2.1 to the Current Report on Form 8-K filed by UNFI with the Securities and Exchange Commission on July 26, 2018, which is incorporated by herein by reference.

Item 8.01                                     Other Events.

On October 22, 2018, the Company issued a press release announcing the completion of the Merger.  A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01            Exhibits.

(d)     Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of July 25, 2018, by and among United Natural Foods, Inc., Jedi Merger Sub, Inc., SUPERVALU INC. and SUPERVALU Enterprises, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on July 25, 2018).

2.2

First Amendment to Agreement and Plan of Merger, dated as of October 10, 2018, by and among United Natural Foods, Inc., Jedi Merger Sub, Inc., SUPERVALU INC. and SUPERVALU Enterprises, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on October 10, 2018).

99.1	Press Release dated October 22, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Jill E. Sutton
Name:	Jill E. Sutton
Title:	Senior Vice President, General Counsel and Chief Compliance Officer

Date:    October 22, 2018